EXHIBIT 10.196

                          Asset Based Lending Division

[GRAPHIC OMITTED] NATIONAL
                  BANK
                  OF CANADA

May 15, 2000

CATALINA LIGHTING CANADA, (1992) INC.
LUMIERES CATALINA CANADA, (1992) INC.
c/o Catalina Lighting Inc.
18191 N.W. 68th Avenue
Miami, Florida 33015
United States of America

Attention: Mr. Thomas M. Bluth, Tax Director

Dear Sir:


         RE:   Third Amendment to Offer of financing and banking services

Reference is hereby made to the Offer of financing and banking services dated April 17, 1996 and amended October 17, 1997 (First Amendment) and December 19, 1997 (Second Amendment), between Catalina Lighting Canada, (1992) Inc. (the "Borrower") and National Bank of Canada (the "Bank"). Capitalized terms used herein and not otherwise defined shall have the meanings specified in the Offer of financing and banking services.

In consideration of the mutual covenants and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Bank and the Borrower have agreed as follows:

1) The Offer of financing and banking services shall be further amended as follows:

     A) The credit referenced in section 1.1 shall be replaced by the following:

           1.1.   The credit

                  The Bank, subject to the terms and conditions hereof, agrees to make available to the Borrower an operating credit line of $5,500,000, in Canadian Dollars or U.S. equivalent, to finance the Borrower's operating requirements.

     B) The Financing conditions referenced in section 1.5 and subsections 1.5.1 and 1.5.2 shall be replaced by the following:

           1.5.   Financing conditions

                  The aggregate total amount of the Floating Rate advances under this operating credit shall not exceed the total of:

                  1.5.1 85% of the Borrower's accounts receivable (excluding contra or intercompany accounts, accounts of doubtful quality and those aged 90 days or more), and

                           350 Burnhamthorpe Road West
                           Suite 216
                           Mississauga, Ontario L5B 3J1
                           Telephone: (905) 272-1515
                           Fax:       (905) 272-2500

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Amendment to Offer of financing
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                  1.5.2    50% of the Borrower's inventory of finished products
                           for a maximum of $3,000,000.

                  The value of the Borrower's accounts receivable and inventory of finished products shall be established, from time to time by the Bank, taking into account claims ranking, prior to the security of the Bank. The Borrower shall furnish to the Bank, on the 20th day of each month, a list of its inventory, of its accounts receivable according to age and of its accounts payable for the month ending on the last day of the proceeding month.

2. A $5,000 amendment fee will be charged to the Borrower in connection with the amendments and waivers set forth herein.

3. The amendments and waivers set forth herein are strictly limited to the terms, covenants, matters, occassions, and times specifically described above and shall not be deemed to constitute and amendment, consent or waiver with respect to any other term, covenant, matter, time or occasion.

4. This letter agreement supersedes and replaces any prior agreements of understandings with respect to any of the matters provided for herein.

5. This letter agreement shall be deemed to have been made in the Province of Ontario and governed by the interpreted in accordance with the laws of such province, and the laws of Canada applicable therein, except that no doctrine or choice of law shall be used to apply the laws of any other jurisdiction.


Except to the extent waived or modified herein, the Offer of financing and banking services remains in full force and effect nad is hereby ratified and confirmed. Please evidence your agreement with the terms of this letter and agreement by signing in the space below. This letter agreement shall become effective in accordance with the terms upon execution by the the Bank and the Borrower whereupon all references to the Agreement in the Offer of financing and banking services and in the other credit Documents shall, except where the context otherwise requires, be deemed to be a reference to the Offer of financing and banking services as amended by this letter agreement.


Sincerely

[GRAPHIC OMITTED] NATIONAL BANK OF CANADA



Per:  /s/ Timothy Lohn                      Per:  /s/ Ellis Gaston
    ---------------------------                 ---------------------------
    Timothy Lohn                                Ellis Gaston
    Regional Manager                            Senior Manager




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Catalina Lighting Canada. (1992) Inc./ Lumieres Catalina Canada, (1992) Inc.

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Amendment to Offer of financing
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ACCEPTANCE

The undersigned hereby accepts the terms and conditions of this Offer dated May 15, 2000, at the City of Miami, Province of Ontario, this 20 day of June, 2000.

CATALINA LIGHTING CANADA, (1992) INC./
LUMIERES CATALINA CANADA, (1992) INC.


Per: /s/ Dean Rappaport
    ---------------------------
    Name: Dean Rappaport
    Title: P




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Catalina Lighting Canada. (1992) Inc./ Lumieres Catalina Canada, (1992) Inc.